EXHIBIT 10.14

                           THE BUCK A DAY COMPANY INC.

                             SUBSCRIPTION AGREEMENT
                                  ("Agreement")

THE SECURITIES OFFERED HEREBY IN THE FORM OF SHARES OF THE BUCK A DAY COMPANY INC. HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY CONTAINED IN THIS AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND WILL NOT BE TRANSFERRED OF RECORD OR BENEFICIALLY EXCEPT IN COMPLIANCE WITH SUCH AGREEMENTS AND LAWS.

            1.

      PURCHASE OF SHARES

1. Subscription and Purchase Price. The undersigned ("Subscriber") hereby subscribes to _____________ shares of common stock, no par value ("Shares") of The Buck A Day Company Inc. ("Company"), a Canadian company organized under the laws of the Province of Ontario. The purchase price for the shares shall be $________________ USD in the aggregate. Such consideration shall be paid upon the execution of this Agreement.

2. Certificate. A certificate or certificates shall be issued by Company for the number of Shares subscribed to pursuant to this Agreement.

            2.

      REPRESENTATIONS AND WARRANTIES OF COMPANY

Company hereby represents and warrants to Subscriber as follows:

1. Organization of Company. Company is duly organized, validly existing and in good standing under the laws of the Province of Ontario.

2. Authorization. Company has all necessary corporate power and authority to enter into this Agreement, and has taken all necessary corporate action to consummate the transactions contemplated hereby and to perform its obligation, hereunder. This Agreement has been duly executed and delivered by Company and are legally valid and binding obligations of Company enforceable against it in accordance with their terms, subject to the effects of bankruptcy, insolvency, reorganization or other laws to or affecting the rights of creditors and general principles of equity.

3. No Broker. Company has not entered into nor will enter into, or has caused or will cause Subscriber to enter, into any contract, agreement, arrangement, or understanding with any person or firm which will result in the obligation of Subscriber to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

article iii

registration rights

            3.01 Incidental Registration. If Company at any time subsequent to the date hereof, proposes to register any of its securities under the Securities Act of 1933, as amended ("1933 Act") on any forms other than Form S-4, Form S-8, or any similar form then in effect, it shall give written notice to Subscriber and

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Company shall use its best efforts to cause all such Shares to be included under the proposed registration for disposition (in accordance with the proposed methods thereof, as aforesaid) by the prospective seller or sellers of the shares of Common Stock so registered. Company shall use its best efforts to maintain the effectiveness of such registration statement for a period of one year ("Registration Period").

            3.02. Related Obligations.

            (a) Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus(es) used in connection with the Registration Statement, which prospectus(es) are to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep the Registration Statement(s) effective at all times during such period, and, comply with the provisions of the 1933 Act with respect to the disposition of all shares of Company covered by the Registration Statement. Without limiting the generality of the foregoing, as promptly as practicable after becoming aware of such event, Company shall notify Subscriber in writing of the happening of any event, of which Company has knowledge, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver one (1) copy of such supplement or amendment to the Subscriber. Company shall also promptly notify Subscriber (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, (iii) of Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

            (b) Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Shares for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Subscriber of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

            (c) Company shall hold in confidence and not make any disclosure of information concerning Subscriber provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. Company agrees that it shall, upon learning that disclosure of such information concerning Subscriber is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to Subscriber and allow Subscriber, at his expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

            (d) Company shall use reasonable efforts to (i) register and qualify the Shares covered by a registration statement filed pursuant to this Article III under such other securities or "blue sky" laws of the State of New York as well as any other states Company deems appropriate, (ii) prepare and file in such jurisdiction, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section, (b) subject itself to general taxation in any such jurisdiction, or (c) file a general consent to service of process in any such jurisdiction. Company shall promptly notify Subscriber of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.


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

ARTICLE IV

rEPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

Subscriber hereby represents and warrants to Company as follows:

            4.01 Full Disclosure. Subscriber has been given the opportunity to obtain any information or documents relating to, and to ask questions and receive answers about, Company's plans, including any future capital restructuring. Subscriber acknowledges that it has obtained sufficient information or documents which he deems necessary to make his own determination to enter into this Agreement and the transactions contemplated hereby and verify the information received. Company has answered all inquiries that Subscriber has made of it concerning the capitalization of Company, its business and financial condition as well as any other matter relating to the operation of Company and the offer and sale of the Shares. No oral or written statement or inducement which is contrary to the information set forth in herein has been made by or on behalf of Company to Subscriber.

            4.02 Information as to Subscriber. Subscriber has such knowledge and experience in financial and business matters in general, and financial and business matters of the type in which Company will engage in particular, that Subscriber is capable of evaluating the merits and risks of an investment in Company.

            (a) Subscriber is familiar with the nature of and risks attendant to an investment of this type. Subscriber is financially capable of bearing the economic risk of this investment, and Subscriber can afford the loss of the total amount of the investment.

            (b) If Subscriber is a corporation, partnership, trust or other entity, it is duly organized and validly existing under the laws of the state and country of its incorporation or formation; the person executing this Agreement in a representative or fiduciary capacity has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing corporation, partnership, trust or other entity. Such entity has full right and power to perform its obligations pursuant to this Agreement.

            4.03 Investment Representations.

            (a) Subscriber understands that the Shares have not been registered under the 1933 Act, or the securities laws of any state and that it is purchasing the Shares for investment only; Subscriber agrees and represents that it will not sell, assign, pledge or otherwise dispose of the Shares unless, in the opinion of counsel for Company, the same may be legally sold or disposed of without registration or qualification under the applicable state or federal statutes, or the Shares shall have been so registered or qualified and an appropriate registration statement shall then be in effect; the Subscriber understands that the certificates representing the Shares will bear a legend containing the foregoing restriction; and Subscriber understands that it must bear the economic risk of the investment for an indefinite period of time.

            (b) Subscriber is fully aware that the Shares are being sold to it in reliance upon the exemption provided for in Section 4(2) of the Act and Rule 506 promulgated thereunder and similar exemptions provided under state securities laws on the grounds that no public offering is involved and that the representations, warranties and agreements set forth in this Agreement are essential to the claiming of such exemptions.

            (c) Subscriber is purchasing the Shares with its personal funds and not with the funds of any other person, firm or entity; Subscriber is acquiring the Shares for its personal account for investment only, and without any intention of selling or distributing all or any part thereof; Subscriber has no reason to anticipate any change in personal circumstances, financial or otherwise, which would cause the Subscriber to sell, distribute, or necessitate or require any sale or distribution of the Shares; and no person other than the Subscriber has any beneficial interest in the Shares


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

            (d) Subscriber is an " accredited investor" within the meaning of Rule 501 under the Securities Act and set forth in EXHIBIT A hereto.

            4.04 No Brokers. Neither Subscriber nor any affiliate of Subscriber has entered into or will enter into any agreement, arrangement or understanding with any person or firm which will result in the obligation of Company to pay any finders' fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

article v

ACTION BY COMPANY AND SUBSCRIBER AFTER THE CLOSING

            5.01 Further Assurances. On and after the Closing, Company and Subscriber will take all appropriate action and execute all documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the provisions hereof.

article vi

INDEMNIFICATION

            6.01 Indemnification. Each of the parties hereto agrees to indemnify and hold harmless the other, its officers, directors, employees, and affiliates, and any person acting on its behalf, from and against any and all damage, loss, liability, cost and expense (including reasonable attorney's fees) which any of them may incur by reason of the failure by such party to fulfill any of the terms and conditions of this Agreement, or by reason of any breach of the representation and warranties made by such party herein.


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

article vii

MISCELLANEOUS

            7.01 Notices; Transfer of Funds. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered in person or by courier, telegraphed, telexed or by facsimile transmission or mailed by certified mail, postage prepaid, return receipt requested (such mailed notice to be effective on the date of such receipt is acknowledged), as follows:

              If to Subscriber:

              With a copy to:

              If to Company:            The Buck A Day Company Inc.
                                        465 Davis Drive, Suite 226
                                        Newmarket, Ontario L3Y 2P1
                                        Fax: 905/868-9485
                                        Attn: George Slightham

              With a copy to:

or to such other place and with such other copies as any party may designate as to itself by written notice to the others. Any transfer of funds by wire shall be made pursuant to wire instructions delivered by the recipient of the funds to the party making the transfer.

            7.02 Choice of Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern. Except as set forth in this Agreement, each of the parties hereto agrees (i) to submit itself to the personal jurisdiction of any court of competent jurisdiction the United States District Court located in the county of New York in New York in the event any dispute arise out of this Agreement or the transactions contemplated hereby, and
(ii) not to attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.

            7.03 Entire Agreement; Amendments and Waivers. This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

            7.04 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            7.05 Invalidity. In the event that any one or more provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument, and to the extent possible, effect shall be given to the intent manifested in the provisions held to be invalid, illegal or unenforceable.

            7.06 Headings and Defined Terms. The headings of the Articles and Sections and the defined terms herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.


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

            7.08 Expenses. Company and Subscriber will each be liable for their own costs and expenses incurred in connection with the negotiation, preparation, execution or performance of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

                                          By:
                                             -----------------------------------
                                              Name:
                                              "Subscriber"
AGREED AND ACCEPTED:
The Buck A Day Company Inc.

By:________________________
         Dennis P. LaBuick
         President


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

                                    EXHIBIT A

                         ACCREDITED INVESTOR DEFINITION

"Accredited investor" is defined in Regulation D as any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

            (a) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

            (b) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

            (c) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

            (d) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

            (e) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefits of its employees if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

            (f) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

            (g) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

            (h) Any entity in which all of the equity owners are accredited investors.